UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2008

GENERAL MILLS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1185	41-0274440
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard Minneapolis, Minnesota (Mail: P.O. Box 1113)	55426 (Mail: 55440)
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 764-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 26, 2008, the Chief Executive Officer of General Mills, Inc., Kendall J. Powell, established a trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934.

The 10b5-1 trading plan is designed to increase Mr. Powell’s holdings of the company’s stock and provides for the exercise of stock options that are scheduled to expire in September 2008 and January 2009. On each scheduled exercise date under the plan, Mr. Powell will sell a sufficient number of option shares to pay the exercise price, applicable fees and related taxes. Mr. Powell will retain the balance of the shares acquired upon exercise. Each exercise and sale under the plan is scheduled to occur on a pre-determined date outside of the normal trading blackout periods established under the company’s insider trading policy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MILLS, INC.
April 1, 2008	By:	/s/ Roderick A. Palmore
		Name:	Roderick A. Palmore
		Title:	Executive Vice President, General Counsel and Secretary